                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported)
                                October 31, 2001





                                             CLASSIC BANCSHARES, INC.
 --------------------------------------------------------------------------------------------------
                            (Exact name of Registrant as specified in its Charter)


Delaware                                             0-27170                            61-1289391
---------------------------------------------------------------------------------------------------
(State or other jurisdiction                (Commission File No.)                     (IRS Employer
     of incorporation)                                                              Identification No.)




      344 17th Street, Ashland, Kentucky                                                   41101
---------------------------------------------------------------------------------------------------
    (Address of principal executive offices)                                            (Zip Code)



         Registrant's telephone number, including area code: (606) 325-4789
                                                             --------------

                                             N/A
---------------------------------------------------------------------------------------------------
                (Former name or former address, if changed since last report)


Item 5.     Other Events

     On October 31, 2001, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the quarter ended September 30, 2001.

Item 7.     Financial Statements and Exhibits

     (a)     Exhibits

            99 Press release dated October 31, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLASSIC BANCSHARES, INC.




Date: October 31, 2001                  By: /s/Lisah M. Frazier
                                              -------------------------------
                                        Lisah M. Frazier, Chief Operation
                                          Officer and Chief Financial Officer